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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 24, 2000 relating to the financial statements, which appears in Scient Corporation's Annual Report on Form 10-K for the year ended March 31, 2000


/s/ PricewaterhouseCoopers LLP
------------------------------

PricewaterhouseCoopers LLP


San Jose, California
May 17, 2001